Exhibit 99.2

August 2021 Lument Finance Trust Q2 2021 Earnings Supplemental

Disclaimer 2 This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views of Lument Finance Trust, Inc. (NYSE: LFT) (“LFT,” the “ Company,” “we,” “our,” or “us”) with respect to, among other things, the Company’s operations and financial performance. You can identify these forward - looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “s eek s,” “approximately,” “predicts,” “projects,” “intends,” “plans,” “estimates,” or “anticipates,” or the negative version of these words or other comparable words or other statements that do not relate strictly to historical or factual matters. Such forward - looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these stat eme nts. The Company believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10 - K for the year ended December 31, 2020 (the “2020 Form 10 - K”). Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID - 19 outbreak. It is not possible to predict or identify all such risks. Addit ional information concerning these and other risk factors are contained in our 2020 Form 10 - K which is available on the SEC’s website at www.sec.gov . These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this pres ent ation and in the filings. The forward - looking statements contained in this presentation speak only as of August 9, 2021. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events or circumstances. This presentation includes non - GAAP financial measures, including Distributable Earnings. While we believe the non - GAAP information included in this presentation provides supplemental information to assist investors in analyzing our operating results and to assist investors in comparing our operating results with other peer issuers, these measures are not in accordance with GAAP, and they should not be considered a substitute for, or superior to, our financial information calculated in accordance with GAAP. Please refer to this presentation’s Appendix for a reconciliation of the non - GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP.

Company Overview 3 Key Investment Highlights Strong Sponsorship/Ownership • Access to extensive loan origination platform through affiliation with Lument, a premier national mortgage originator and asset manager • Experienced management team with average of 23 years of industry experience across multiple economic cycles • Affiliation with ORIX Corporation USA, the US subsidiary of ORIX Corporation, a publicly traded Tokyo - based international financial services firm • The Company is an externally - managed real estate investment trust focused on investing in, financing and managing a portfolio of commercial real estate debt investments • The Company is externally managed by Lument Investment Management, an affiliate of ORIX Corporation USA Attractive Investment Profile • Emphasis on middle market multifamily investments which are well positioned for the current environment • Strong credit and asset management capabilities with zero delinquencies or defaults during the COVID era • Attractive financing source via non - recourse, non mark - to - market CRE CLO

Q2 2021 Key Updates 4 Note: (1) We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (loss) a nd cash flows from operating activities determined in accordance with GAAP. Distributable Earnings mirrors how we calculated Core Earnings in the past . Please see Appendix for reconciliation to GAAP. (2) See Appendix for definition of Book Value Per Share of Common Stock. (3) Based on carrying value. (4) If all extensions are exercised by the borrowers, the CRE loan portfolio will have a weighted average remaining term of 35 months. Financial Results • Q2 2021 GAAP net income attributable to common stockholders of $955 thousand, or $0.04 per share of common stock. Q2 2021 Distributable Earnings (1) of $2.8 million, or $0.11 per share of common stock • Q2 2021 Book Value Per Share of Common Stock of $4.41 (2) . Book Value Per Share of Common Stock is net of $2.7 million ($0.11 per share) of preferred stock offering costs Highlights • On May 5 th , the Company closed a public offering of 2.4 million shares of 7.875% Series A Cumulative Redeemable Preferred Stock at a public offering price of $25.00 per share • On June 14 th , the Company closed LMNT 2021 - FL1, a $1 billion CRE CLO, and redeemed its two existing CRE CLOs. Approximately $833.8 million of investment grade - rated notes were issued and sold at a weighted average spread of 143 basis points over one - month LIB OR, excluding fees and transaction costs. The securitization has a 30 - month reinvestment period • During Q2 2021, the Company acquired and/or funded $303.4 million of new loans and participations at a weighted average interest rate of L + 3.79%. 82% (3) of the new acquisitions and fundings were loans backed by multifamily assets. The Company experienced $175.8 million of loan payoffs during the quarter • Subsequent to quarter end, on July 29 th , the Company deployed $249.5 million of restricted cash to acquire 12 loans from an affiliate of our Manager with a weighted average interest rate of L + 3.37% and a weighted average LIBOR floor of 0.16% Investment Portfolio Overview • 100% of the loans in the CRE investment portfolio were current as of as of June 30, 2021. During the “COVID era”, we have no t g ranted a single forbearance nor have we experienced a single loan default • As of June 30, 2021, 99.9% (3) of LFT’s investment portfolio consisted of floating - rate CRE loans. 85% (3) of the portfolio was multifamily. The $611.8 million CRE loan portfolio had a weighted average remaining term of 14 months (4) , a weighted average interest rate of L + 3.66% and a weighted average LIBOR floor of 1.32% Financing • The floating - rate CRE loan portfolio is financed with a $833.8 million of investment grade notes issued through LMNT 2021 - FL1, a CRE CLO • LMNT 2021 - FL1 provides non mark - to - market financing. We currently do not finance any of our assets with repurchase facilities an d, as such, we are not subject to margin calls

Q2 2021 Balance Sheet Summary 5 Balance Sheet (thousands) June 30, 2021 (1) Commercial mortgage loans held - for - investment $611,820 Mortgage servicing rights, at fair value 679 Cash and cash equivalents 14,577 Restricted cash (2) 330,261 Accrued interest receivable 2,812 Investment Related Receivable 79,458 Other assets 2,357 Total assets $1,041,963 Collateralized loan obligations (3) $826,070 Credit facility 39,635 Other liabilities 6,020 Total liabilities $871,726 Total equity $ 170,237 Total liabilities / total equity 5.12x Book V alue Per Share of Common Stock (4) $ 4.41 Note: (1) Refer to footnote 1 on page 16 for information on the Company’s consolidated variable interest entities (“VIE’s”). (2) Restricted cash held by LMNT 2021 - FL1, the Company’s CRE CLO, and available for investment in eligible mortgage assets. (3) Outstanding notional amount of bonds issued by LMNT 2021 - FL1 is $833.8 million. For GAAP purposes, these liabilities are carried at their outstanding unpaid principal balance, net of any unamortiz ed discounts and debt issuance costs. (4) See Appendix for definition of Book Value Per Share of Common Stock.

Q2 2021 Income Statement Summary 6 Summary Income Statement (thousands) Three Months Ended June 30, 2021 Net interest income $5,254 Total other income (loss) (1,789) Operating expenses (1,839) Benefit (provision) from income taxes 54 Preferred dividends 726 Net income attributable to common stockholders $955 Weighted average shares outstanding during the period, basic and diluted 24,944,075 Net income attributable to common stockholders per share $ 0.04 GAAP Net Income to Distributable Earnings Reconciliation (thousands) Three Months Ended June 30, 2021 Net Income attributable to common stockholders $955 Adjustments: Unrealized losses (gains) on mortgage servicing rights 220 Loss on extinguishment of debt 1,664 Recognized compensation expense related to restricted stock 3 Adjustment for (provision for) income taxes (54) Distributable Earnings (1) $2,788 Weighted average shares outstanding during the period, basic and diluted 24,944,075 Distributable E arnings per share of common stock $ 0.11 Dividend per share of common stock $ 0.09 Note: (1) See Appendix for definition of Distributable Earnings and reconciliation to GAAP.

Earnings and Book Value Per Share of Common Stock 7 $0.10 $0.10 $0.11 $0.04 $0.11 $0.10 $0.11 $0.11 Q3 2020 Q4 2020 Q1 2021 Q2 2021 GAAP Earnings/Share Distributable Earnings/Share $4.59 $4.56 $4.58 $4.41 $4.00 $4.20 $4.40 $4.60 $4.80 $5.00 Q3 2020 Q4 2020 Q1 2021 Q2 2021 GAAP Earnings & Distributable Earnings (1) Per Share of Common Stock Book Value Per Share of Common Stock (2) Note: (1) See Appendix for definition of Distributable Earnings and reconciliation to GAAP. (2) See Appendix for definition of Book Value Per Share of Common Stock.

Q2 2021 Summary of Investment Portfolio

Investment Type



Residential MSRs
0.1%
$612.5 million
First Mortgages
99.9%

Interest Rate Type



Fixed
0.1%
$612.5 million
Floating
99.9%

Investment Portfolio as of June 30, 2021 (thousands)	UPB / Notional	Net Carrying Value	Weighted Average Coupon	Weighted Average Remaining Term (months)	Weighted Average As-Is LTV at Loan Origination	Weighted Average As-Stabilized LTV at Loan Origination
First Mortgages	$611,527	$611,820	L + 3.66%	14[1]	69.64%[2]	58.14%[2]
Residential MSRs	$127,453	$679	0.25%	261[3]		
Total	$738,980	$612,499				

Note: (1) If all extensions are exercised by the borrowers, the CRE loan portfolio will have a weighted average remaining term of 35 months.
(2) Underwritten LTVs on an "as-is" and "as-stabilized" basis as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date.
(3) The weighted average remaining term of the residential MSR portfolio is based on the maturity dates of the underlying residential loan pool and excludes the impact of potential borrower prepayments. We anticipate that the weighted average remaining term of the portfolio to be less than 261 months.

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Q2 2021 Balance Sheet Summary 9 Multifamily , $249.9 , 82.3% Self Storage , $51.8 , 17.1% Office , $1.8 , 0.6% Net Funding Activity (1,2) Q1 2021 Loan Acquisitions and Fundings (1,2) $303.4 Note: (1) $ In millions. (2) Based on carrying value. $484.2 $303.4 $(175.8) $611.8 Q1 2020 Portfolio Fundings / Acquisitions Payoffs / Sales Q2 2021 Portfolio • The CRE loan portfolio increased by $127.6 million in Q2 2021 as we refinanced our existing CRE CLOs (Hunt CRE 2017 - FL1 and Hunt CRE 2018 - FL2) into a combined $1 billion CRE CLO (LMNT 2021 - FL1) • We acquired and/or funded $303.4 million of loans in Q2 2021 • We experienced $175.8 million of loan payoffs in Q2 2021. $96.3 million of these payoffs occurred prior to the refinance of Hunt CRE 2017 - FL1 and Hunt CRE 2018 - FL2 on June 14, 2021 and $79.4 million occurred after the refinance

Investment Portfolio 10 Geographic Concentration (2) Multi - Family , $519.0 , 85% Self - Storage , $56.0 , 9% Office , $19.6 , 3% Retail , $17.2 , 3% Property Type (2) $611.8 Note: (1) Based on carrying value. (2) $ In millions, based on carrying value. • At June 30, 2021, the Company owned a portfolio of floating - rate CRE loans with a carrying value of $611.8 million. 85% (1) of the portfolio was invested in loans backed by multifamily assets • The Company anticipates that the majority of loan activity will continue to be related to multifamily assets. The Company does not own any hospitality assets and has limited exposure to retail and office assets • LIBOR floors exist on 98% (1) of the loans in the p ortfolio • During the “COVID era,” the Company has not granted a single forbearance nor has it experienced a single loan default TX , $166.6 , 27% FL , $96.7 , 16% CA , $72.9 , 12% IL , $58.5 , 9% VA , $41.0 , 7% Other States , $176.1 , 29% $611.8

Q2 2021 Capital Structure Overview

- The Company does not currently utilize repurchase or warehouse facility financing and therefore is not subject to margin calls on any of its assets from repo or warehouse lenders
- Primary sources of financing include a match-term non-MTM CRE CLO (LMNT 2021-FL1), preferred stock and a corporate term loan

Capital Structure Composition



Match Term Non-Recourse Financing
3.8%
5.7%
10.8%
79.6%
$1,047.0 million(5)
CLO Financing
Preferred Equity
Common Equity
Term Loan

Capital Structure Detail

($ in millions)

Collateralized Loan Obligations	Rate	Advance Rate	Amount
LMNT 2021-FL1[1]	L + 1.43%	83.4%	$833.8
Credit Facilities			
Term Loan[2]	7.25%		$40.3
Total Debt			**$874.0**
Equity			
Preferred Equity[3]	7.875%		$60.0
Book Value of Common Equity[4]			$113.0
Total Capitalization[5]			**$1,047.0**

LUMENT

Note: (1) CLO financing shown at par value. GAAP carrying value of $826.1 million includes $7.7 million of unamortized debt issuance costs for LMNT 2021-FL1.
(2) Term loan shown at par value. GAAP carrying value of $39.6 million includes $0.6 million of unamortized debt issuance costs.
(3) Preferred equity shown at $60 million liquidation preference.
(4) Noncontrolling interest was $99,500 as of 6/30/2021 and is included in common equity above.
(5) LFT total capitalization is a non-GAAP measure which excludes certain Balance Sheet items; Please see Appendix for reconciliation to GAAP.

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($1,999) ($3,848) ($5,617) ($7,245) +25 bps +50 bps +75 bps +100 bps $ in Thousands Change in LIBOR Interest Rate Sensitivity as of June 30, 2021 12 Floating Rate Assets (1) $612 Floating Rate Liabilities (2) - $834 Net Exposure - $222 Floating - Rate Exposure Annual Net Interest Income Sensitivity to Shifts in One - Month LIBOR (3,4) $ in Millions Note: (1) Comprised of the Company’s portfolio of floating - rate CRE loans. (2) Comprised of outstanding securitization notes in the CRE CLO. (3) Assumes starting one - month LIBOR rate of 0.1003%. (4) Negative LIBOR will not have further impacts on P&L.

Appendix

6/30/2021 CRE Loan Portfolio Details

#	Loan Name	Closing Date	Maturity Date	Property Type	City	State	Current Balance	Note Spread	Initial Term (months)	As-Is LTV at Origination[1]
1	Loan 1	6/5/2018	9/6/2021	Multi-Family	Palatine	IL	39,454,344	4.30%	39	68.50%
2	Loan 2	11/22/2019	8/6/2022	Multi-Family	Virginia Beach	VA	36,781,588	2.75%	32	77.10%
3	Loan 3	11/30/2018	12/6/2021	Multi-Family	Nacogdoches	TX	36,719,999	4.05%	36	70.39%
4	Loan 4	11/26/2019	12/6/2021	Multi-Family	Doraville	GA	31,115,334	2.75%	24	76.10%
5	Loan 5	2/25/2021	9/6/2021	Multi-Family	Sacramento	CA	28,000,000	3.50%	6	63.60%
6	Loan 6	4/22/2021	5/6/2022	Multi-Family	Los Angeles	CA	27,750,000	3.25%	12	55.00%
7	Loan 7	12/10/2019	7/6/2022	Multi-Family	San Antonio	TX	27,411,724	3.15%	31	71.90%
8	Loan 8	1/15/2020	7/6/2022	Multi-Family	Chattanooga	TN	25,094,805	2.95%	30	80.60%
9	Loan 9	12/20/2018	1/1/2022	Multi-Family	Fort Myers	FL	24,320,000	4.75%	36	65.70%
10	Loan 10	3/31/2021	4/5/2023	Multi-Family	Jacksonville	FL	22,000,000	3.65%	24	77.70%
11	Loan 11	11/20/2019	11/20/2023	Self Storage	Seattle	WA	19,648,818	3.60%	48	46.50%
12	Loan 12	12/28/2018	1/6/2022	Retail	Austin	TX	17,172,623	4.10%	36	60.50%
13	Loan 13	4/12/2021	5/5/2024	Multi-Family	Cedar Park	TX	15,000,000	3.75%	37	66.70%
14	Loan 14	10/1/2019	10/1/2022	Self Storage	Pompano Beach	FL	14,500,000	3.75%	36	75.00%
15	Loan 15	2/28/2018	2/28/2022	Multi-Family	Portland	OR	14,280,165	7.50%	48	75.90%
16	Loan 16	8/8/2019	8/6/2022	Multi-Family	Fort Worth	TX	13,671,010	3.00%	36	75.83%
17	Loan 17	7/23/2018	8/6/2021	Office	Chicago	IL	13,148,199	3.75%	37	72.74%
18	Loan 18	5/12/2021	6/5/2024	Multi-Family	Fort Worth	TX	13,026,000	3.35%	37	74.86%
19	Loan 19	3/12/2021	4/5/2024	Multi-Family	Mesa	AZ	12,375,000	3.55%	37	75.00%
20	Loan 20	12/23/2019	12/23/2021	Multi-Family	Memphis	TN	11,857,066	4.00%	24	62.80%
21	Loan 21	2/8/2019	2/7/2024	Self Storage	Federal Way	WA	10,676,822	4.75%	60	65.80%
22	Loan 22	4/23/2021	5/6/2024	Multi-Family	Tualatin	OR	10,497,000	3.20%	36	73.90%

Continued on the following page

Note: (1) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date.

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6/30/2021 CRE Loan Portfolio Details

#	Loan Name	Closing Date	Maturity Date	Property Type	City	State	Current Balance	Note Spread	Initial Term (months)	As-Is LTV at Origination [1]
23	Loan 23	3/26/2021	4/6/2022	Multi-Family	Alhambra	CA	9,623,000	3.25%	12	49.01%
24	Loan 24	9/10/2020	10/6/2021	Multi-Family	Winchester	OH	9,527,000	4.25%	13	61.90%
25	Loan 25	11/13/2019	12/6/2021	Multi-Family	Holly Hill	FL	8,620,367	2.90%	25	77.80%
26	Loan 26	5/12/2021	6/5/2024	Multi-Family	Lakeland	FL	8,220,000	3.35%	37	76.80%
27	Loan 27	1/13/2020	2/6/2022	Multi-Family	Fort Lauderdale	FL	8,037,399	3.15%	25	78.40%
28	Loan 28	4/7/2021	5/6/2024	Multi-Family	Phoenix	AZ	7,963,794	3.60%	37	69.46%
29	Loan 29	3/12/2018	4/6/2022	Multi-Family	Waco	TX	7,912,000	4.75%	49	72.90%
30	Loan 30	3/19/2021	4/6/2024	Multi-Family	Glendora	CA	7,513,000	3.60%	37	72.20%
31	Loan 31	2/3/2020	2/3/2024	Self Storage	Fort Worth	TX	6,959,953	3.75%	48	63.80%
32	Loan 32	3/31/2021	4/5/2024	Multi-Family	Tucson	AZ	6,893,000	3.55%	36	72.75%
33	Loan 33	6/10/2019	7/6/2022	Multi-Family	San Antonio	TX	6,888,915	3.40%	37	77.70%
34	Loan 34	11/30/2018	11/6/2021	Office	Decatur	GA	6,488,831	4.10%	35	56.80%
35	Loan 35	12/9/2019	1/6/2022	Multi-Family	Fort Worth	TX	6,344,748	3.15%	25	77.70%
36	Loan 36	8/28/2019	8/6/2022	Multi-Family	Austin	TX	6,054,427	3.25%	35	69.90%
37	Loan 37	6/22/2018	7/6/2022	Multi-Family	Chicago	IL	5,900,550	4.10%	49	80.53%
38	Loan 38	12/13/2019	1/6/2022	Multi-Family	Jacksonville	FL	5,632,870	2.90%	25	74.90%
39	Loan 39	6/10/2019	7/6/2022	Multi-Family	San Antonio	TX	5,295,605	2.90%	37	62.92%
40	Loan 40	4/30/2021	5/5/2024	Multi-Family	Daytona Beach	FL	5,285,500	3.65%	36	77.40%
41	Loan 41	12/29/2020	1/6/2022	Multi-Family	Fayetteville	NC	4,920,000	3.95%	12	70.30%
42	Loan 42	11/30/2018	11/30/2021	Multi-Family	Anderson	SC	4,446,000	3.25%	36	53.70%
43	Loan 43	5/31/2019	6/6/2022	Multi-Family	Austin	TX	4,275,035	3.50%	36	74.09%
44	Loan 44	11/12/2019	12/6/2021	Self Storage	Chesapeake	VA	4,225,000	3.15%	25	64.50%
	Total / Average						611,527,493	3.66%	32	69.64%

Note: (1) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date.

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Consolidated Balance Sheets 16

Consolidated Statement of Income 17

Reconciliation of GAAP to Distributable Earnings 18 For the Three Months Ended GAAP to Distributable Earnings Reconciliation June 30, 2021 March 31, 2021 December 31, 2020 September 30, 2020 Reconciliation of GAAP to non - GAAP Information Net income attributable to common stockholders $954,575 $2,804,935 $2,464,678 $2,547,218 Adjustments for non - Distributable earnings Unrealized loss on mortgage servicing rights 220,435 20,455 177,476 350,127 Loss on extinguishment of debt 1,663,926 - - - Subtotal 1,884,361 20,455 177,476 350,127 Other Adjustments Recognized compensation expense related to restricted common stock 3,241 2,885 2,949 6,512 Provision for income taxes (54,012) 14,713 (38,861) (142,595) Subtotal (50,771) 17,598 (35,912) (139,646) Distributable Earnings $2,788,165 $2,842,988 $2,606,242 $2,757,699 Weighted average shares outstanding, b asic and diluted 24,944,075 24,943,383 24,943,383 24,943,383 Distributable Earnings per share of common stock , b asic and diluted $0.11 $0.11 $0.10 $0.11

Detailed Walk of Capitalization 19 (in 000's) 6/30/2021 Total GAAP liabilities and stockholders' equity $1,041,963 Adjustments for Capitalization ( - ) Accrued interest payable (666) ( - ) Dividends payable (2,967) ( - ) Fees and expenses payable to Manager (1,528) ( - ) Other accounts payable and accrued expenses (859) ( + ) Other capitalized financing & issuance costs 11,036 LFT Capitalization $1,046,979

Book Value Per Share of Common Stock 20 (in 000's) Book Value per Share of Common Stock Total stockholders’ equity $170,137 ( - ) Preferred equity (60,000) (1) Common equity 110,137 Shares outstanding 24,947,883 Book Value Per Share of Common Stock $4.41 Note: (1) Reflects 2.4 million shares of the Company’s 7.875 % Series A Cumulative Redeemable Preferred Stock outstanding at a $25 liquidation preference per share.

Key Definitions 21 “ Book Value Per Share of Common Stock ” is calculated as: a) total stockholders’ equity computed in accordance with GAAP less the value of the issued and outstanding preferred stock at its stated liquidation preference of $25.00 per share, divided by b) the weighted average number of shares of common stock issued and outstanding during the period, basic and diluted. “ Distributable Earnings ” is a non - GAAP measure, which we define as GAAP net income (loss) attributable to holders' of common stock, or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (l oss) and excluding ( i ) non - cash equity compensation, (ii) incentive compensation payable to the Manager, (iii) depreciation and amortization, (iv) any unrealized ga ins or losses or other similar non - cash items that are included in net income for that applicable repotting period, regardless of whether such items are included in other com prehensive income (loss) or net income (loss), and (v) one - time events pursuant to changes in GAAP and certain material non - cash income or expense items after discussi ons with the Company's board of directors and approved by a majority of the Company's independent directors. We also add back one - time charges such as acquisition costs a nd one - time gains/losses on the early extinguishment of debt and redemption of preferred stock. Distributable Earnings mirrors how we calculate Core Earnings pursu ant to the terms of our management agreement between our Manager and us, or our Management Agreement, for purposes of calculating the incentive fee payable to o ur Manager. While Distributable Earnings excludes the impact of any unrealized provisions for credit losses, any loan losses are charged off and realized through Dist rib utable Earnings when deemed non - recoverable. Non - recoverability is determined ( i ) upon the resolution of a loan (i.e. when the loan is repaid, fully or partially, or in the case of foreclosures, when the underlying asset is sold), or (ii) with respect to any amount due under any loan, when such amount is determined to be non - colle ctible . We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (loss) and c ash flows from operating activities determined in accordance with GAAP. We believe Distributable Earnings is a useful financial metric for existing and potential future hol der s of our common stock as historically, over time, Distributable Earnings has been a strong indicator of our dividends per share. As a REIT, we generally must distribute annually at least 90% of our taxable income, subject to certain adjustments, and therefore we believe our dividends are one of the principal reasons stockholders may invest in our common stock. Refer to Note 16 to our consolidated financial statements for further discussion of our distribution requirements as a REIT. Furthermore , Distributable Earnings help us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations, and is a performance metric we consider when declaring our dividends . Distributable Earnings does not represent net income (loss) or cash generated from operating activities and should not be con sid ered as an alternative to GAAP net income (loss), or an indication of GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs . In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar performance measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies.

August 2021